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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-111680 of AVANIR Pharmaceuticals on Form S-3 of our report dated December 19, 2003, appearing in the Annual Report on Form 10-K of AVANIR Pharmaceuticals for the year ended September 30, 2003 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

San Diego, California
January 26, 2004